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                                                                    Exhibit 10.1

                      FOURTH LOAN MODIFICATION AGREEMENT

     This Fourth Loan Modification Agreement (this "Loan Modification Agreement") is entered into as of May 4, 2001, by and between CENTRA SOFTWARE, INC., a Delaware corporation with its principal place of business at 430 Bedford Street, Lexington, Massachusetts 02173 ("Borrower") and SILICON VALLEY BANK, a California-chartered bank, with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054 and with a loan production office located at One Newton Executive Park, Suite 200, 2221 Washington Street, Newton, Massachusetts 02462, doing business under the name "Silicon Valley East" ("Bank").

1.   DESCRIPTION OF EXISTING INDEBTEDNESS. Among other indebtedness which may be
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owing by Borrower to Bank, Borrower is indebted to Bank pursuant to a loan arrangement dated as of November 5, 1997, evidenced by, among other documents, a certain Loan and Security Agreement dated as of November 5, 1997, as affected and amended by (i) a First Loan Modification Agreement dated December 30, 1998,
(ii) a Second Loan Modification Agreement dated April 12, 1999, and (iii) a Third Loan Modification Agreement dated December 22, 2000 (the "Loan Agreement"). Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Agreement.

Hereinafter, all indebtedness and obligations owing by Borrower to Bank shall be referred to as the "Obligations".

2.   DESCRIPTION OF COLLATERAL.  Repayment of the Obligations is secured by the
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Collateral as described in the Loan Agreement (together with any other collateral security granted to Bank, the "Security Documents").

Hereinafter, the Security Documents, together with all other documents evidencing or securing the Obligations shall be referred to as the "Existing Loan Documents".

3.   DESCRIPTION OF CHANGE IN TERMS.
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     A.   Modification(s) to Loan Agreement.

          1. The Loan Agreement shall be amended by deleting the following definition appearing in Section 1.1 thereof:

                    ""2000 Committed Equipment Line" means a Credit Extension of up to Two Million Dollars ($2,000,000.00)."

               and inserting in lieu thereof the following:

                    ""2000 Committed Equipment Line" means a Credit Extension of up to Four Million Five Hundred Thousand Dollars ($4,500,000.00)."

          2. The Loan Agreement shall be amended by deleting Section 2.1.5(d) thereof and inserting in lieu thereof the following:

                    "(d) In the event the Borrower prepays in whole Equipment Advances made under the 2000 Committed Equipment Line, the Borrower shall be additionally obligated to the Bank for a prepayment fee equal to (i) Forty-Five Thousand Dollars ($45,000.00) if the 2000 Committed Equipment Line is prepaid on or before December 22, 2001, and (ii) Twenty-Two Thousand Five Hundred Dollars ($22,500.00) if the 2000 Committed Equipment Line is prepaid after December 22, 2001 but on or before December 22, 2003."

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          3.   Notwithstanding the terms of the Loan Agreement, Bank hereby agrees that in connection with the initial Equipment Advance made by Bank (in an amount determined by Bank) on or after the date of this Loan Modification Agreement, invoices submitted to Bank for financing may have invoice dates from and after January 1, 2001.

4.   FEE. Borrower shall pay to Bank on demand all fees (including all
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attorneys' fees), costs, and expenses incurred by Bank in connection with the execution and delivery of this Loan Modification Agreement.

5.   RATIFICATION OF NEGATIVE PLEDGE.  Borrower hereby ratifies, confirms and
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reaffirms, all and singular, the terms and conditions of a certain Negative
Pledge Agreement dated as of November 5, 1997 between Borrower and Bank, and acknowledges, confirms and agrees that said Negative Pledge Agreement shall remain in full force and effect.

6.   ADDITIONAL COVENANTS: RATIFICATION OF PERFECTION CERTIFICATE.  Borrower
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shall not, without providing the Bank with prior written notice: (i) except as disclosed in the Perfection Certificate (defined below), relocate its principal executive office or add any new offices or business locations or keep any Collateral in any additional locations, or (ii) change its state of formation, or (iii) change its organizational structure, (iv) change its legal name, or (v) change any organizational number (if any) assigned by its state of formation.
In addition, the Borrower hereby certifies that no Collateral is in the possession of any third party bailee (such as at a warehouse). In the event that Borrower, after the date hereof, intends to store or otherwise deliver the Collateral to such a bailee, then Borrower shall receive the prior written consent of Bank and such bailee must acknowledge in writing that the bailee is holding such Collateral for the benefit of Bank. Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in a certain Perfection Certificate dated as of December 22, 2000 between Borrower and Bank (the "Perfection Certificate"), and acknowledges, confirms and agrees the disclosures and information above Borrower provided to Bank in the Perfection Certificate have not changed, as of the date hereof.

7.   AUTHORIZATION TO FILE.  Borrower hereby authorizes Bank to file financing
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statements without notice to Borrower, with all appropriate jurisdictions, as
Bank deems appropriate, in order to further perfect or protect Bank's interest in the Collateral.

8.   CONCERNING REVISED ARTICLE 9 OF THE UNIFORM COMMERCIAL CODE.  The Borrower
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affirms and reaffirms that notwithstanding the terms of the Security Documents to the contrary, that the definition of "Code", "UCC" or "Uniform Commercial Code" as set forth in the Security Documents shall be deemed to mean and refer to "the Uniform Commercial Code as adopted by The Commonwealth of Massachusetts (presently, Mass. Gen. Laws. Ch. 106), may be amended and in effect from time to time. In connection therewith, the Collateral shall include, without limitation, the following categories of assets as defined in the Code: goods (including inventory, equipment and any accessions thereto), instruments (including promissory notes), documents, accounts (including health-care-insurance receivables, and license fees), chattel paper (whether tangible or electronic), deposit accounts, letter-of-credit rights (whether or not the letter of credit is evidenced by a writing), commercial tort claims, securities and all other investment property, general intangibles (including payment intangibles and software) but excluding intellectual property, as set forth in

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the Loan Agreement, supporting obligations and any and all proceeds of any thereof, wherever located, whether now owned or hereafter acquired.

9.   CONSISTENT CHANGES.  The Existing Loan Documents are hereby amended
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wherever necessary to reflect the changes described above.

10.  RATIFICATION OF LOAN DOCUMENTS.  Borrower hereby ratifies, confirms, and
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reaffirms all terms and conditions of all security or other collateral granted to the Bank, and confirms that the indebtedness secured thereby includes, without limitation, the Obligations.

11.  NO DEFENSES OF BORROWER.  Borrower agrees that, as of this date, it has no
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defenses against the obligations to pay any amounts under the Obligations.

12.  CONTINUING VALIDITY.  Borrower understands and agrees that in modifying the
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existing Obligations, Bank is relying upon Borrower's representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Bank's agreement to modifications to the existing Obligations pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Obligations. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Obligations. It is the intention of Bank and Borrower to retain as liable parties all makers of Existing Loan Documents, unless the party is expressly released by Bank in writing. No maker will be released by virtue of this Loan Modification Agreement.

13.  RIGHT OF SET-OFF.  In consideration of Bank's agreement to enter into this
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Loan Modification Agreement, Borrower and any guarantor hereby grant to Bank, a lien, security interest and right of setoff as security for all Obligations to Bank, whether now existing or hereafter arising upon and against all deposits, credits, collateral and property, now or hereafter in the possession, custody, safekeeping or control of Bank or any entity under the control of Silicon Valley Bank or in transit to any of them. At any time after the occurrence and during the continuance of an Event of Default, without demand or notice, Bank may set off the same or any part thereof and apply the same to any liability or obligation of Borrower and any guarantor even though unmatured and regardless of the adequacy of any other collateral securing the loan. ANY AND ALL RIGHTS TO REQUIRE BANK TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE OBLIGATIONS, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF THE BORROWER OR ANY GUARANTOR, ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED.

14.  JURISDICTION/VENUE.  Borrower accepts for itself and in connection with its
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properties, unconditionally, the non-exclusive jurisdiction of any state or federal court of competent jurisdiction in the Commonwealth of Massachusetts in any action, suit, or proceeding of any kind against it which arises out of or by reason of this Loan Modification Agreement; provided, however, that if for any reason Bank cannot avail itself of the courts of the Commonwealth of Massachusetts, then venue shall lie in Santa Clara County, California.

15.  COUNTERSIGNATURE.  This Loan Modification Agreement shall become effective
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only when it shall have been executed by Borrower and Bank (provided, however, in no event shall this Loan Modification Agreement become effective until signed by an officer of Bank in California).


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     This Loan Modification Agreement is executed as a sealed instrument under the laws of the Commonwealth of Massachusetts as of the date first written above.

BORROWER:                           BANK:

CENTRA SOFTWARE, INC.               SILICON VALLEY BANK, doing business as
                                    SILICON VALLEY EAST


By:                                 By:
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Name:                               Name:
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Title:                              Title:
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                                    SILICON VALLEY BANK

                                    By:
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                                    Name:
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                                    Title:
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                                     (signed in Santa Clara County, California)

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